kpmg

KPMG LLP

Chartered Accountants                                                          Telephone (403) 691-8000

1200 205 — 5th Avenue SW                                                         Telefax (403) 691-8008

Calgary AB  T2P 4B9                                                                                  www.kpmg.ca

The Board of Directors

NOVA Gas Transmission Ltd.

We consent to the use of our report dated February 25, 2003 included in this annual report on Form 40-F.

Signed      KPMG LLP

Calgary, Canada

April 28, 2003